                                                                    EXHIBIT 10.1

                               AMENDMENT No. III
                   TO AMENDED AND RESTATED CREDIT AGREEMENT

                               AMENDMENT No. II
                  TO AMENDED AND RESTATED HOLDINGS AGREEMENT


     AMENDMENT No. III dated as of April 30, 1999 to the Amended and Restated Credit Agreement dated as of October 15, 1997 (as amended from time to time, the "Credit Agreement") among METRO-GOLDWYN-MAYER STUDIOS INC. ("MGM Studios"), ORION PICTURES CORPORATION ("Orion" and, together with MGM Studios, the "Borrowers"), the LENDERS listed on the signature pages thereof, the L/C ISSUERS named therein, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Syndication Agent; and AMENDMENT No. II dated as of April 30, 1999 to the Amended and Restated Holdings Agreement dated as of October 15, 1997 (the "Holdings Agreement") between METRO-GOLDWYN-MAYER INC. ("MGM") and the Agent (collectively, this "Amendment").

     The parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement or the Holdings Agreement, as the case may be, shall, from and after the date hereof, refer to the Credit Agreement or Holdings Agreement, as relevant, as amended hereby.

     SECTION 2. Amendments to Credit Agreement.

     (a) Addition of Definition of Equity Bridge Financing. A new definition of "Equity Bridge Financing" is added to Section 1.01 of the Credit Agreement, immediately before the definition of "ERISA", to read in full as follows:

          "Equity Bridge Financing" means at any time any MGM Debt Incurrence that has been repaid or refinanced in full, prior to the end of the 18th month after the incurrence thereof, with the proceeds of an issuance by MGM of capital stock or rights to acquire capital stock (other than mandatorily redeemable preferred stock).

     (b) Amendment to Definition of Reduction Amount. The definition of "Reduction Amount" is amended by adding the words "net of the amount of any such MGM Debt Incurrence that has become an Equity Bridge Financing" at the end of clause (iii)(y)(I) of such definition, such that clause (iii)(y)(I) reads in full as follows:

     (I) the aggregate Net Cash Proceeds thereof and of all other MGM Debt Incurrences consummated prior to or contemporaneously therewith and on or after the Qualifying Equity Issuance Date, net of the amount of any such MGM Debt Incurrence that has become an Equity Bridge Financing over

     (c) Amendment to Library Cash Flows Definition. The definition of "Library Cash Flows" is amended by replacing the words "July 31, 1998" in the fifth line thereof with the words "December 31, 1998".

     (d) Amendment to Combined Adjusted Net Worth Covenant. Section 5.15 of the Credit Agreement is amended to read in full as follows:

          SECTION 5.15. Minimum Combined Adjusted Net Worth. Combined Adjusted Net Worth will at no time be less than an amount equal to the sum of (i) $1,337,000,000 plus (ii) an amount equal to 50% of Combined Net Income for each Fiscal Year ending on or after December 31, 1998 but prior to the date of determination, in each case, for which such Combined Net Income is positive (but with no deduction on account of negative Combined Net Income for any Fiscal Year), plus (iii) 80 % of the aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by the Board of Directors of MGM) received by MGM from the issuance and sale after March 31, 1999 of any capital stock of MGM or in connection with the conversion or exchange of any Debt of MGM into capital stock of MGM after March 31, 1999 (including without limitation any contribution to capital).

     SECTION 3. Amendment to Holdings Agreement. Section 2.1 of the Holdings Agreement is amended by adding the words "and net of the amount of any such MGM Debt Incurrence that has become an Equity Bridge Financing" at the end of the second parenthetical of clause (b) thereof, such that clause (b) reads in full as follows:

          (b) at any time on or after the Qualifying Equity Issuance Date (if any), Debt in an aggregate principal amount (excluding original issue discount and accretion to principal upon amortization thereof and net of the amount of any such MGM Debt Incurrence that has become an Equity Bridge Financing) not in excess of $250,000,000, which Debt has no Required Payment prior to July 15, 2006; provided that (i) in determining the Reduction Amount (if any) of any such Debt in respect of which MGM is a guarantor or otherwise does not receive the cash proceeds, "Net Cash Proceeds" shall be calculated by including all cash proceeds thereof received by MGM and/or any issuer of such Debt and (ii) the Reduction Amount (if any) with respect to such MGM Debt is applied in accordance with
     Section 2.04(d) of the Credit Agreement;

     SECTION 4. No Waiver. This Amendment shall not operate as a waiver of any right, remedy, power or privilege of the Lenders under any Loan Document or of any other term or condition thereof.

     SECTION 5. Representations of Borrowers. Each of the Borrowers represents and warrants that, on and as of the date hereof and after giving effect to this Amendment, (i) the representations and warranties of the Obligors set forth in the Loan Documents will be true and correct in all respects and (ii) no Default will have occurred and be continuing.

     SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 8. Effectiveness. This Amendment shall become effective on the date when the Agent shall have received from each of the Borrowers and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        METRO-GOLDWYN-MAYER
                                           STUDIOS INC.



                                        By: /s/ Daniel J. Taylor
                                           ---------------------
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer



                                        ORION PICTURES CORPORATION



                                        By: /s/ Daniel J. Taylor
                                           ---------------------
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer



                                        MORGAN GUARANTY TRUST
                                           COMPANY OF NEW YORK, as
                                           Agent and as Lender



                                        By: /s/ Brian W. Carroll
                                           ---------------------
                                           Title:  Vice President



                                        BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION, as
                                           Syndication Agent and as Lender



                                        By: /s/ Matthew J. Koenig
                                           ----------------------
                                           Title:  Vice President

                                        THE CHASE MANHATTAN BANK



                                        By: /s/ John W. Miller
                                           -------------------
                                           Title:  Managing Director



                                        SOCIETE GENERALE



                                        By: /s/ Maureen E. Kelly
                                           ---------------------
                                           Title:  Director



                                        VAN KAMPEN PRIME RATE INCOME
                                           TRUST



                                        By: /s/ Jeffrey W. Maillet
                                           -----------------------
                                           Title:  Senior Vice President &
                                                   Director



                                        VAN KAMPEN SENIOR INCOME TRUST



                                        By: /s/ Jeffrey W. Maillet
                                           -----------------------
                                           Title:  Senior Vice President &
                                                   Director



                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ Alan W. Pendergast
                                           -----------------------
                                           Title:  Relationship Manager

                                        FLEET NATIONAL BANK



                                        By: /s/ Stephen J. Healey
                                           ----------------------
                                           Title:  Senior Vice President



                                        ING (U.S.) CAPTIAL CORPORATION



                                        By: /s/ William James
                                           ------------------
                                           Title:  Vice President



                                        THE BANK OF NEW YORK



                                        By: /s/ Stephen M. Nettler
                                           -----------------------
                                           Title:  Assistant Vice President



                                        BANK OF SCOTLAND



                                        By: /s/ Annie Chin Tat
                                           -------------------
                                           Title:  Senior Vice President



                                        THE LONG-TERM CREDIT BANK OF
                                           JAPAN, LTD., LOS ANGELES
                                           AGENCY


                                        By: /s/ Shunji Sato
                                           ----------------
                                           Title:  Deputy General Manager

                                        UNION BANK OF CALIFORNIA



                                        By: /s/ Thomas P. Garry, Jr.
                                           -------------------------
                                           Title:  Vice President



                                        THE INDUSTRIAL BANK OF JAPAN,
                                           LIMITED



                                        By: /s/ Steven Savoldelli
                                           ----------------------
                                           Title:  Vice President



                                        MERRILL LYNCH SENIOR FLOATING
                                           RATE FUND, INC.



                                        By: /s/ John M. Johnson
                                           --------------------
                                           Title:  Authorized Signatory



                                        SENIOR HIGH INCOME PORTFOLIO,
                                           INC.



                                        By: /s/ John M. Johnson
                                           --------------------
                                           Title:  Authorized Signatory



                                        DEBT STRATEGIES FUND, INC.


                                        By: /s/ John M. Johnson
                                           --------------------
                                           Title:  Authorized Signatory

                                        DEBT STRATEGIES FUND II, INC.


                                        By: /s/ John M. Johnson
                                           --------------------
                                           Title:  Authorized Signatory



                                        MERRILL LYNCH PRIME RATE
                                           PORTFOLIO

                                        By Merrill Lynch Asset Management, L.P.,
                                            as Investment Advisor



                                        By: /s/ John M. Johnson
                                           --------------------
                                           Title:  Authorized Signatory



                                        MERRILL LYNCH DEBT STRATEGIES
                                           PORTFOLIO

                                        By Merrill Lynch Asset Management, L.P.,
                                            as Investment Advisor



                                        By: /s/ John M. Johnson
                                           --------------------
                                           Title:  Authorized Signatory



                                        MERRILL LYNCH GLOBAL INVESTMENT
                                           SERIES: INCOME STRATEGIES PORTFOLIO

                                        By Merrill Lynch Asset Management, L.P.,
                                            as Investment Advisor



                                        By: /s/ John M. Johnson
                                           --------------------
                                           Title:  Authorized Signatory

                                        GENERAL ELECTRIC CAPITAL
                                           CORPORATION



                                        By: /s/ William E. Magee
                                           ---------------------
                                           Title:  Duly Authorized Signatory



                                        PACIFIC CENTURY BANK N.A.



                                        By: /s/ Jan Van Houdt
                                           ------------------
                                           Title:  Vice President



                                        MORGAN STANLEY SENIOR
                                           FUNDING, INC.



                                        By: /s/ Christopher A. Pucillo
                                           ---------------------------
                                           Title:  Vice President



                                        For ARAB BANKING CORPORATION
                                           NEW YORK BRANCH



                                        By: /s/ Richard B. Whelan
                                           ----------------------
                                           Title:  Chief Representative



                                        FLEET BUSINESS CREDIT
                                           CORPORATION (f/k/a Sanwa Business
                                           Credit Corporation)


                                        By: /s/ Carmen Caporrino
                                           ---------------------
                                           Title:  Vice President

                                        PAMCO CAYMAN LTD.

                                        By Highland Capital Management L.P.,
                                            as Collateral Manager



                                        By:
                                           ---------------------
                                           Title:



                                        CONTINENTAL ASSURANCE COMPANY
                                           SEPARATE ACCOUNT (E)

                                        By Highland Capital Management L.P.,
                                            as Attorney-in-Fact



                                        By:
                                           ---------------------
                                           Title:



                                        ML CBO IV (CAYMAN) LTD.

                                        By Highland Capital Management L.P.,
                                            as Collateral Manager



                                        By:
                                           ---------------------
                                           Title:



                                        PAM CAPITAL FUNDING LP

                                        By Highland Capital Management L.P.,
                                            as Collateral Manager



                                        By:
                                           ---------------------
                                           Title:

                                        KZH PAMCO LLC



                                        By:
                                           ---------------------
                                           Title:



                                        GULF INTERNATIONAL BANK B.S.C.



                                        By:
                                           ---------------------
                                           Title:



                                        By:
                                           ---------------------
                                           Title:



                                        BANQUE WORMS CAPITAL
                                           CORPORATION



                                        By: /s/ Dominique Picon
                                           --------------------
                                           Title:  Chief Executive Officer



                                        By: /s/ Constance de Klerk
                                           -----------------------
                                           Title:  Vice President

                                    CITY NATIONAL BANK, a National
                                        Banking Association


                                    By:
                                        ---------------------------------
                                        Title:



                                    FIRST HAWAIIAN BANK


                                    By: /s/ Donald C. Young
                                        ---------------------------------
                                        Title:  Vice President


                                    ING HIGH INCOME PRINCIPAL
                                        PRESERVATION FUND HOLDINGS, LDC

                                    By ING Capital Advisors LLC, as
                                        Investment Advisor


                                    By: /s/ Michael J. Campbell
                                        ---------------------------------
                                        Title:  Senior Vice President &
                                                Portfolio Manager



                                    THE ING CAPITAL SENIOR SECURED
                                         HIGH INCOME FUND, L.P.

                                    By ING Capital Advisors, LLC, as
                                         Investment Advisor


                                    By: /s/ Michael J. Campbell
                                        ---------------------------------
                                        Title:  Senior Vice President &
                                                Portfolio Manager

                                    ARCHIMEDES FUNDING LLC

                                    By ING Capital Advisors, LLC as
                                         Collateral Manager


                                    By: /s/ Michael J. Campbell
                                        ---------------------------------
                                        Title:  Senior Vice President &
                                                Portfolio Manager


                                    KZH ING-1 LLC


                                    By: /s/ Virginia Conway
                                        ---------------------------------
                                        Title:  Authorized Agent



                                    KZH ING-2 LLC


                                    By: /s/ Virginia Conway
                                        ---------------------------------
                                        Title:  Authorized Agent



                                    KZH ING-3 LLC


                                    By: /s/ Virginia Conway
                                        ---------------------------------
                                        Title:  Authorized Agent

                                     PILGRIM PRIME RATE TRUST

                                     By Pilgrim Investments, Inc., as its
                                         investment manager


                                     By: /s/ Charles E. LeMieux
                                         ---------------------------------
                                         Title:  Assistant Vice President


                                     PILGRIM AMERICA HIGH INCOME
                                         INVESTMENTS LTD.

                                     By Pilgrim Investments, Inc., as its
                                         investment manager


                                     By: /s/ Charles E. LeMieux
                                         ---------------------------------
                                         Title:  Assistant Vice President



                                     SENIOR DEBT PORTFOLIO

                                     By Boston Management & Research, as
                                         Investment Advisor


                                     By:
                                         ---------------------------------
                                         Title:



                                     MASSACHUSETTS MUTUAL LIFE
                                         INSURANCE COMPANY


                                     By:
                                        ---------------------------------
                                        Title:

                                     PFL LIFE INSURANCE COMPANY


                                     By:
                                         ---------------------------------
                                         Title:


                                     CITIBANK, N.A.


                                     By: /s/ Michael Regan
                                         ---------------------------------
                                         Title:


                                     CYPRESSTREE INVESTMENT
                                         PARTNERS I, LTD.

                                     By: CypressTree Investment Management
                                         Company, Inc., as Portfolio Manager


                                     By: /s/ Jeffrey W. Heuer
                                         ---------------------------------
                                         Title:  Principal



                                     CYPRESSTREE INVESTMENT
                                         PARTNERS I, LTD.

                                     By: CypressTree Investment Management
                                         Company, Inc., as Portfolio Manager


                                     By: /s/ Jeffrey W. Heuer
                                         ---------------------------------
                                         Title:  Principal


                                     MORGAN STANLEY DEAN WITTER
                                     PRIME INCOME TRUST


                                     By: /s/ Sheila Finnerty
                                         ---------------------------------
                                         Title:  Vice President

                                     PACIFIC LIFE INSURANCE COMPANY


                                     By:
                                         ---------------------------------
                                         Title:



                                     By:
                                         ---------------------------------
                                         Title:


                                     PACIFIC LIFE CBO 1998-1 LTD


                                     By:
                                         ---------------------------------
                                         Title:



                                     By:
                                         ---------------------------------
                                         Title:


                                     NATEXIS BANQUE - BFCE


                                     By: /s/ Iain A. Whyte
                                         ---------------------------------
                                         Title:  Vice President



                                     By: /s/ Daniel Touffu
                                         ---------------------------------
                                         Title:  Senior vice President and
                                                 Regional Manager

                                      THE FUJI BANK, LIMITED


                                      By:
                                          ---------------------------------
                                          Title:


                                      ABN AMRO BANK N.V.


                                      By: /s/ Frances O'R. Logan
                                          ---------------------------------
                                          Title:  Group Vice President



                                      By: /s/ Ann Schwalbenberg
                                          ---------------------------------
                                          Title:  Vice President


                                      FC CBO LIMITED


                                      By: /s/ David Wales
                                          ---------------------------------
                                          Title:  Director

                                      THE TORONTO DOMINION BANK


                                      By:
                                          ---------------------------------
                                          Title:


                                      FREMONT FINANCIAL CORPORATION


                                      By:
                                          ---------------------------------
                                          Title:


                                      FIRST DOMINION FUNDING


                                      By: /s/ Andrew H. Marshak
                                          ---------------------------------
                                          Title:  Authorized Signatory


                                      KEYPORT LIFE INSURANCE COMPANY

                                      By Stein Roe & Farnham Incorporated,
                                          as its agent


                                      By: /s/ Brian W. Good
                                          ---------------------------------
                                          Title:  Vice President &
                                                  Portfolio Manager


                                      BANKBOSTON, N.A. as trust administrator
                                          for Longlane Master Trust IV


                                      By: /s/ Kevin Kearns
                                          ---------------------------------
                                          Title:  Managing Director

                                     BLACK DIAMOND CAPITAL FUNDING


                                     By:
                                         ---------------------------------
                                         Title:


                                     KZH CYPRESSTREE-1 LLC


                                     By: /s/ Virginia Conway
                                         ---------------------------------
                                         Title:  Authorized Agent


                                     KZH IV LLC


                                     By: /s/ Virginia Conway
                                         ---------------------------------
                                         Title:  Authorized Agent


                                     KZH STERLING LLC


                                     By:
                                         ---------------------------------
                                         Title: